Exhibit 99.3

Notice of Termination

This is my written notice of termination of: (i) the Term Life Insurance Premium and Tax Bonus Agreement dated as of September 23, 1998 (as amended by Amendment to Term Life Insurance Premium and Tax Bonus Agreement dated as of May 22, 2006); and (ii) Life Insurance Premium and Tax Bonus Agreement dated as of May 22, 2006 (as amended by Amendment to Life Insurance Premium and Tax Bonus Agreement dated as of September 15, 2006); in each case effective as of January 1, 2009.

/s/ Brian L. Roberts
Brian L. Roberts

Date:	February 13, 2009